Federated Hermes Global Strategic Value Dividend Fund
A Portfolio of Federated Hermes Equity Funds
CLASS A SHARES (TICKER GVDSX)
CLASS C SHARES (TICKER GVDCX)
INSTITUTIONAL SHARES (TICKER GVDIX)
CLASS R6 SHARES (TICKER GVDLX)

SUPPLEMENT TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 31, 2019
On November 11, 2020, the Board of Trustees (the “Board”) of Federated Hermes Equity Funds approved a Plan of Liquidation for Federated Hermes Global Strategic Value Dividend Fund (the “Fund”) pursuant to which the Fund will be liquidated on or about the close of business on January 22, 2021 (the “Liquidation” or the “Liquidation Date”). In approving the Liquidation, the Board determined that the liquidation of the Fund is in the best interests of the Fund and its shareholders.
Accordingly, the Fund’s investment adviser will begin positioning the Fund for liquidation, which may cause the Fund to deviate from its stated investment objectives and strategies. It is anticipated that the Fund’s portfolio will be converted into cash on or prior to the Liquidation Date. Effective as of the start of business on January 8, 2021, the Fund will be closed to both new investors and to additional investments by existing shareholders.
Any shares outstanding at the close of business on the Liquidation Date will be automatically redeemed. Such redemptions shall follow the procedures set forth in the Fund’s Plan of Liquidation. Dividends and capital gains, if any, will be distributed to shareholders prior to the Liquidation.
Prior to the Liquidation Date, the shareholders of the Fund may redeem their shares of the Fund pursuant to the procedures set forth in the Fund’s Prospectus. Shareholders of the Fund’s Class A Shares and Class C Shares may exchange shares into shares of the same class of another Federated Hermes fund. Shareholders of the Fund’s Institutional Shares and Class R6 Shares may exchange shares of the Fund for shares of any Federated Hermes fund or share class that does not have a stated sales charge or contingent deferred sales charge, except shares of Federated Hermes Institutional Money Market Management, Federated Hermes Institutional Tax-Free Cash Trust, Federated Hermes Institutional Prime Obligations Fund, Federated Hermes Institutional Prime Value Obligations Fund, Class A Shares of Federated Hermes Government Reserves Fund, and no-load Class A Shares and Class R Shares of any Federated Hermes fund if the shareholder meets the eligibility criteria and investment minimum for the Federated Hermes fund for which the shareholder is exchanging.
The Liquidation of the Fund will be a recognition event for tax purposes. In addition, any income or capital gains distributed to shareholders prior to the Liquidation Date may also be subject to taxation. All investors should consult with their tax advisor regarding the tax consequences of this Liquidation.
November 16, 2020

Federated Hermes Global Strategic Value Dividend Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q455197 (11/20)
© 2020 Federated Hermes, Inc.